                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 2, 2001
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)


                DELAWARE                                                           13-0853260
   -----------------------------------                                    -----------------------------
      (STATE OR OTHER JURISDICTION                                              (I.R.S. EMPLOYER
            OF INCORPORATION)                                                IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                                       07087
   -----------------------------------                                           --------------
          (ADDRESS OF PRINCIPAL                                                    (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                  -------------------


 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 9.  REGULATION FD DISCLOSURE.

On April 3, 2001, Hanover Direct, Inc. (the "Company") issued a press release discussing the fiscal 2000 operating results, expansion of its strategic realignment program and retention of Newmark Retail Financial Advisors LLC to explore certain asset sales. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.

On April 2, 2001, the Company issued an internal memorandum to all HDI Associates from the President and Chief Executive Officer discussing the ongoing strategic restructuring initiatives, including the retention of Newmark Retail Financial Advisors LLC to explore certain asset sales. A copy of such internal memorandum is furnished under this Form 8-K pursuant to Regulation FD.



EXHIBITS

Exhibit 20.1 Press Release dated April 3, 2001, discussing the fiscal 2000 operating results, expansion of its strategic realignment program and retention of Newmark Retail Financial Advisors LLC to explore certain asset sales.

Exhibit 20.2 Memorandum to all HDI Associates from the President and Chief Executive Officer discussing the ongoing strategic restructuring initiatives, including the retention of Newmark Retail Financial Advisors LLC to explore certain asset sales.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HANOVER DIRECT, INC.
                                -------------------------------------
                                            (Registrant)



April 3, 2001                   By:       /s/ Brian C. Harriss
                                -------------------------------------
                                Name:  Brian C. Harriss
                                Title: Senior Vice President and
                                       Chief Financial Officer